===============================================================================

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              SECURITY FIRST CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______

     (2) Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

     (4) Proposed maximum aggregate value of transaction:______________________

     (5) Total fee paid:_______________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________

     (2) Form, Schedule or Registration Statement No.:_________________________

     (3) Filing Party:_________________________________________________________

     (4) Date Filed:___________________________________________________________

===============================================================================

                              SECURITY FIRST CORP.

                                          June 27, 1996

Dear Fellow Shareholders:

     On behalf of the Board of Directors and management of Security First Corp., we cordially invite you to attend the 1996 Annual Meeting of Shareholders. The meeting will be held at 2:00 p.m., Thursday, July 25, 1996 at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio.

     The matters expected to be acted upon at the Meeting are described in the enclosed Proxy Statement. In addition, we will report on Security First's financial and operating performance as well as the Company's progress during the past fiscal year.

     We encourage you to attend the meeting in person. Whether or not you do, we hope you read the Proxy Statement and then complete, sign and date the proxy card and return it in the enclosed postage-paid envelope. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                          Sincerely,

                                          /s/ Charles F. Valentine
                                          CHARLES F. VALENTINE
                                          Chairman and Chief Executive Officer

                                          /s/ Austin J. Mulhern
                                          AUSTIN J. MULHERN
                                          President and Chief Operating Officer

                                    [Logo]

                              SECURITY FIRST CORP.
                           1413 Golden Gate Boulevard
                          Mayfield Heights, Ohio 44124
                                 (216) 449-3700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on July 25, 1996

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Security First Corp. ("Security First" or the "Company") will be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on July 25, 1996 at 2:00 P.M.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1. The election of three directors of the Company;

          2. The ratification of the adoption of the 1996 Stock Option and Incentive Plan;

          3. The ratification of the appointment of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending March 31, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on June 7, 1996 are the shareholders entitled to vote at the Meeting, and any adjournments thereof.

     You are requested to fill in and sign the enclosed Form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors


                                          /s/ Charles F. Valentine

                                          CHARLES F. VALENTINE
                                          Chairman of the Board and Chief
                                          Executive Officer

Mayfield Heights, Ohio
June 27, 1996

- - --------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
WITHIN THE UNITED STATES.
- - --------------------------------------------------------------------------------

                              SECURITY FIRST CORP.

                           1413 Golden Gate Boulevard
                          Mayfield Heights, Ohio 44124
                                 (216) 449-3700

                                PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 July 25, 1996

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Security First Corp. ("Security First" or the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at Landerhaven, located at 6111 Landerhaven Drive, Mayfield Heights, Ohio on July 25, 1996, at 2:00 P.M., Mayfield Heights, Ohio time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement and Form of Proxy are first being mailed to shareholders on or about June 27, 1996. Certain of the information provided herein relates to Security Federal Savings and Loan Association of Cleveland ("Security Federal" or the "Association"), a wholly owned subsidiary and predecessor of the Company.

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the above address, by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein, and, where no instructions are indicated, will be voted "FOR" the election of management's nominees for directors of the Company, the ratification of the 1996 Stock Option and Incentive Plan and the appointment of Deloitte & Touche LLP as auditors for the year ending March 31, 1997.

     Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Meeting, but will not be counted as voting on any matter as to which abstinence is indicated. Proxies returned by brokers as "non-votes" on behalf of shares held in street name will be treated as present for purposes of determining a quorum for the Meeting but will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSALS

     Directors shall be elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The ratification of the adoption of the 1996 Stock Option and Incentive Plan and the appointment of Deloitte & Touche LLP as auditors for the year ending March 31, 1997, requires the affirmative vote of the holders of a majority of the shares actually voted on such proposals.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Shareholders of record as of the close of business on June 7, 1996, will be entitled to one vote for each share then held. As of that date, the Company had 4,874,590 shares of common stock (the "Common Stock") issued and outstanding.

     The following table sets forth information regarding share ownership, as of June 7, 1996, of all directors and executive officers of the Company and the Association as a group and of the executive officer named below.

                    BENEFICIAL OWNER                    SHARES BENEFICIALLY OWNED    PERCENT OF CLASS
    -------------------------------------------------   -------------------------    ----------------
    All directors and executive officers of the
      Company
      and the Association as a group (12 persons)                958,245(1)                 18.81%
    Jeffrey J. Calabrese                                          29,099(2)                   .60%

- - ---------------

(1) Includes shares held directly, 49,743 shares subject to conversion rights with respect to 581 of the Company's Convertible Subordinated Debentures, and 169,194 shares subject to options granted under the Company's Stock Option and Incentive Plan and shares held by controlled corporations and family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. The amounts exclude shares held by family members that do not live in the same household as such officers and directors and with respect to which beneficial ownership is expressly disclaimed.

(2) Includes 13,964 shares held directly, 2,923 shares held in the Company's 401(k) Plan which have been allocated to Mr. Calabrese, 1,712 shares subject to conversion rights with respect to 20 of the Company's Convertible Subordinated Debentures, and 10,500 shares subject to options granted under the Company's Stock Option and Incentive Plan.


                      PROPOSAL I -- ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of nine members, each of whom is also a director of the Association. Directors are generally elected to serve for three year terms or until their respective successors are elected and qualified. The directors are divided into three classes, and approximately one-third of the directors is elected annually. As a result of the acquisition on April 10, 1996 of First Kent Financial Corporation ("First Kent") and its subsidiary First Federal Savings Bank of Kent ("First Federal") which is being held as a separate subsidiary by Security First, two directors of the First Federal Board of Directors have been appointed to the Board of Directors of Security First.

     The following table sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office and share ownership as of June 7, 1996. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at this Meeting for the election of the following nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected. Except as set forth herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                      YEAR FIRST                   SHARES
                                                                        ELECTED                  BENEFICIALLY
                                         POSITIONS HELD WITH THE       DIRECTOR        TERM       OWNED AT       PERCENT
                                               ASSOCIATION              OF THE          TO         JUNE 7,         OF
            NAME                AGE          AND THE COMPANY          ASSOCIATION     EXPIRE       1996(1)        CLASS
- - ----------------------------    ---     --------------------------    -----------     ------     -----------     -------

NOMINEES
Nicholas E. Rinaldi, D.D.S.     55      Director                          1992         1999         62,922         1.29%
Paul V. Voinovich               53      Director                          1987         1999         63,251         1.30
Louis J. Sorboro                57      Director                          1996         1999         90,142         1.84
DIRECTORS REMAINING IN OFFICE
Charles F. Valentine            56      Chairman of the Board and         1981         1997        200,398(2)      4.07
                                          Chief Executive Officer
Robert L. Anderson              54      Director                          1987         1997        169,099         3.46
Donald E. Snow                  71      Director                          1987         1997         32,463         0.67
Austin J. Mulhern               54      President and                     1985         1998        160,268(3)      3.25
                                          Chief Operating Officer
Larry E. Rogers                 57      Director                          1995         1998         82,237         1.68
James P. Myers                  64      Director                          1996         1998         51,313         1.05


- - ---------------

(1) Includes shares held directly, shares subject to conversion rights with respect to the Company's Convertible Subordinated Debentures as well as shares allocated under the Company's 401(k) Plan, and shares subject to options granted under the Company's Stock Option and Incentive Plan and shares held by controlled corporations, and family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. The amounts listed above exclude shares held by family members that do not live in the same household as the persons listed above and with respect to which beneficial ownership is expressly disclaimed.

(2) Includes 94,082 shares held directly, 32,100 shares held in a living trust for the benefit of Mr. Valentine, 25,000 shares held in a living trust for the benefit of Mr. Valentine's wife, 4,072 shares held in the Company's 401(k) Plan which have been allocated to Mr. Valentine, 684 shares subject to conversion rights with respect to eight of the Company's Convertible Subordinated Debentures, and 44,460 shares subject to options granted under the Company's Stock Option and Incentive Plan.

(3) Includes 95,513 shares held directly, 600 shares held by his daughter living in his household, 3,503 shares held in the Company's 401(k) which have been allocated to Mr. Mulhern, 428 shares subject to conversion rights with respect to five of the Company's Convertible Subordinated Debentures, and 60,224 shares subject to options granted under the Company's Stock Option and Incentive Plan.

     The principal occupation of each Director of the Company is set forth below. All Directors have held their present position for at least five years unless otherwise indicated.

     NICHOLAS E. RINALDI, D.D.S. Dr. Rinaldi is practicing dentistry with the organization of Drs. Rhodes, Rinaldi and Associates, Inc. which operates five offices in the Cleveland area. Dr. Rinaldi has been a practicing dentist since 1967.

     PAUL V. VOINOVICH. Mr. Voinovich is President and Secretary of Voinovich Companies, a planning, construction and development company based in Cleveland, Ohio.

     LOUIS J. SORBORO. Mr. Sorboro has served as President and Chief Executive Officer of First Federal since 1976, and its holding company from March 1994 until its acquisition by Security First in April 1996.

     CHARLES F. VALENTINE. Mr. Valentine is Chairman of the Board and Chief Executive Officer of the Association. He has been with the Association since 1980 in various capacities. Mr. Valentine has been Chairman of the Board and Chief Executive Officer of the Company since its formation in December 1992. In April 1996, Mr. Valentine was appointed to the Board of Directors of First Federal.

     ROBERT L. ANDERSON. Mr. Anderson is Chairman of the Board and Chief Executive Officer of Wiseco Piston, Inc., a piston manufacturing company.

     DONALD E. SNOW. Mr. Snow retired in 1987, after 19 years as District Manager of the Ohio Edison Co., an electric utility company in Medina, Ohio.

     AUSTIN J. MULHERN. Mr. Mulhern is President and Chief Operating Officer of the Association, positions he has held since 1985. From 1985 to May, 1988, he was also Chief Financial Officer of the Association. Mr. Mulhern has been President and Chief Operating Officer of the Company since the formation of the Company in December 1992. In April 1996, Mr. Mulhern was appointed to the Board of Directors of First Federal.

     LARRY E. ROGERS. Mr. Rogers is President and Chief Executive Officer of the PIE Mutual Insurance Company, a Cleveland-based medical professional liability insurer and has been associated with them since 1981.

     JAMES P. MYERS. Mr. Myers served on the Board of Directors of First Kent from March 1994 until its acquisition by Security First in April 1996. He has also served on the Board of Directors of First Federal since 1972 and as First Federal's Treasurer from 1975 to 1994. Mr. Myers has been a pharmacist at Hale
B. Thompson, Inc.'s, a retail drug store located in Kent, Ohio since 1958. In 1989, he was appointed President of Hale B. Thompson, Inc.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held at least quarterly. The Board of Directors met 13 times during the March 31, 1996 fiscal year. During the 1996 fiscal year, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which he served.

     The principal committee of the Company is the Audit Committee. The Audit Committee of the Company was composed of outside Directors Voinovich, Anderson, Rinaldi, Rogers and Snow during fiscal 1996. The Audit Committee reviews audit reports and related matters of the Company and the Association to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met twice during fiscal 1996.

     The Company also has a Stock Option Committee which is responsible for determining awards under the Company's Stock Option and Incentive Plan. Directors Anderson, Rinaldi, Snow and Voinovich currently serve on this committee. The Stock Option Committee met once during fiscal 1996.

     The Company does not have standing compensation or nominating committees. The full Board of Directors of the Company acts as a nominating committee for the annual selection of its respective nominees for election as directors. While the Board of Directors will consider nominees recommended by others, they have neither actively solicited recommendations for nominees nor established any procedures for this purpose.

     Meetings and Committees of the Association. Board of Directors' meetings of Security Federal, the principal subsidiary of the Company, are generally held on a monthly basis. The Board of Directors met 12 times during the year ended March 31, 1996. No incumbent director of the Association attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by the committees of the board on which he served during fiscal year 1996. The Board of Directors of the Association has standing executive, compensation and senior loan committees.

     Set forth below is a list of the principal committees formed by the Board of Directors of the Association and members of these committees.

     The Executive Committee of the Association is utilized for special board meetings. The entire Board of Directors constitutes the committee with at least four directors present, including two non-employee directors and one employee director required to be present. The committee did not meet during fiscal 1996.

     The Compensation Committee of the Association was composed of Directors Voinovich, Anderson, Rinaldi, Rogers and Snow during fiscal 1996. The Compensation Committee is responsible for making recommendations of the salaries, bonuses and incentives for all officers. The Compensation Committee met four times during fiscal 1996.

     The Senior Loan Committee of the Association is comprised of the entire Board of Directors. Three members, consisting of at least one inside director and two outside directors, constitute a quorum. The committee's sole responsibility is to act on pending loan applications or modifications of existing loans in amounts beyond the authority of the Loan Committee. This committee met eight times during fiscal 1996.

COMPENSATION OF DIRECTORS

     Non-employee directors of the Company are paid a fee of $150 per meeting for serving on the Company's Board and each of its committees. During the year ended March 31, 1996, non-employee directors of the Association received an annual fee of $3,600 plus $700 per meeting of the Board of Directors of the Association attended. Non-employee directors of the Association also receive fees of $250 per committee meeting attended.

COMPENSATION OF EXECUTIVE OFFICERS

     The Company's officers do not receive any compensation from the Company for services performed in their capacities as officers of the Company, or as officers of the Association's subsidiaries. The following table sets forth for the three years ended March 31, 1996 information as to the cash compensation of the Association's Chief Executive Officer and to the most highly compensated other executive officers of the Company and the Association whose aggregate cash compensation exceeded $100,000 during fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                              ANNUAL COMPENSATION                    ------------
                                ------------------------------------------------        AWARDS
                                                                       OTHER         ------------
                                                                       ANNUAL          OPTIONS/        ALL OTHER
                                FISCAL      SALARY       BONUS      COMPENSATION         SARS         COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR        ($)          ($)           ($)              (#)              ($)
- - ----------------------------    ------     --------     -------     ------------     ------------     ------------

Charles F. Valentine             1996      $188,225     $85,401(1)    $     --          10,500          $ 24,411(2)
Chairman of the Board            1995       178,400      90,290(1)          --           3,500            26,044(2)
and Chief Executive Officer      1994       169,350      92,318(1)          --              --           248,778(3)

Austin J. Mulhern                1996      $151,275     $69,426(4)    $     --           9,000          $ 26,022(5)
President, Chief Operating       1995       143,363      73,490(4)          --           3,000             8,215(6)
Officer, and Director            1994       135,350      74,843(4)          --              --            94,140(3)

Jeffrey J. Calabrese             1996      $ 74,925     $28,476(7)    $ 10,201(8)        5,000          $ 14,220(9)
Vice President and               1995        71,000      30,339(7)          --           1,500             4,448(6)
Secretary                        1994        65,500      28,051(7)          --              --            31,774(3)

- - ---------------
(1) Includes a cash bonus of $81,225, $85,500 and $85,100 and a profit sharing contribution to the Company's 401(k) Plan on behalf of Mr. Valentine of $4,176, $4,790 and $7,218 for fiscal 1996, 1995 and 1994, respectively.

(2) Includes annual premiums for a split dollar life insurance policy equal to $16,600 (including certain amounts reimbursable to the Company for its prior payments of premiums upon termination of the arrangement) and contributions made by the Association to a 401(k) plan on behalf of Mr. Valentine equal to $7,811 and $9,444 for fiscal 1996 and 1995, respectively.

(3) Includes funds rolled into the Company's 401(k) Plan due to the termination of the Association's defined benefit pension plan.

(4) Includes a cash bonus of $65,250, $68,700 and $68,400 and a profit sharing contribution to the Company's 401(k) Plan on behalf of Mr. Mulhern of $4,176, $4,790 and $6,443 for fiscal 1996, 1995 and 1994, respectively.

(5) Includes annual premiums for a split dollar life insurance policy equal to $19,000 (including certain amounts reimbursable to the Company for its prior payments of premiums upon termination of the arrangement) and contributions made by the Association to a 401(k) plan on behalf of Mr. Mulhern equal to $7,022 for fiscal 1996.

(6) Includes contributions made by the Association to a 401(k) plan on behalf of the named individual.

(7) Includes a cash bonus of $25,600, $27,000 and $25,000 and a profit sharing contribution to the Company's 401(k) Plan on behalf of Mr. Calabrese of $2,876, $3,339 and $3,051 for fiscal 1996, 1995 and 1994, respectively.

(8) Includes benefits received by Mr. Calabrese which in the aggregate exceed 10% of his base salary and bonus for the 1996 fiscal year, including $6,408 for the use of a Company car and $3,793 paid on behalf of Mr. Calabrese for club dues.

(9) Includes annual premiums for a split dollar life insurance policy equal to $9,500 (including certain amounts reimbursable to the Company for its prior payments of premiums upon termination of the arrangement) and contributions made by the Association to a 401(k) plan on behalf of Mr. Calabrese equal to $4,720 for fiscal 1996.

     No stock appreciation rights or limited stock appreciation rights were granted to any named executive officer under the Company's Stock Option and Incentive Plan. The following table sets forth certain information concerning grants of stock options pursuant to the Company's Stock Option and Incentive Plan to the named officers for the fiscal year ended March 31, 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                         ---------------------------------------------------------       VALUE AT ASSUMED
                         NUMBER OF                                                       ANNUAL RATES OF
                         SECURITIES       % OF TOTAL                                          STOCK
                         UNDERLYING      OPTIONS/SARS      EXERCISE                     PRICE APPRECIATION
                          OPTIONS/        GRANTED TO       OR BASE                       FOR OPTION TERM
                            SARS          EMPLOYEES         PRICE       EXPIRATION     --------------------
        NAME             GRANTED(#)     IN FISCAL YEAR      ($/SH)         DATE         5%($)       10%($)
- - ---------------------    ----------     --------------     --------     ----------     -------     --------

Charles F. Valentine       10,500             22%           $13.50        5/17/05      $89,146     $225,913
Austin J. Mulhern           9,000             19%           $13.50        5/17/05      $76,411     $193,640
Jeffrey J. Calabrese        5,000             11%           $13.50        5/17/05      $42,450     $107,578

     The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at March 31, 1996 held by the named executive officers and stock options exercised during fiscal 1996.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                                  VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED                 IN-THE-MONEY
                                                                   OPTIONS/SARS AT                   OPTIONS/SARS AT
                             SHARES                                   FY-END(#)                       FY-END($)(1)
                            ACQUIRED           VALUE        -----------------------------     -----------------------------
        NAME             ON EXERCISE(#)     REALIZED($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- - ---------------------    --------------     -----------     -----------     -------------     -----------     -------------

Charles F. Valentine         53,600          $ 553,472         33,960             --           $ 244,342            --
Austin J. Mulhern             1,600          $  19,632         51,224             --           $ 459,181            --
Jeffrey J. Calabrese             --          $      --          5,500             --           $  24,348            --

- - ---------------

(1) The value of options held is based upon the average of the bid and asked price of the Company's common stock of $11.875 per share as quoted on the Nasdaq National Stock Market on March 31, 1996, less the respective exercise prices.

EMPLOYMENT AGREEMENTS

     The Association maintains employment agreements with Messrs. Valentine, Mulhern and Calabrese. The employment agreements provide for initial annual base salaries in amounts not less than their current salaries. Each of the agreements is for a term of three years which may be extended for an additional one year in addition to the then-remaining term if the Association's Board of Directors reviews and approves the extension. The agreements provide for termination upon the employee's death, for cause or in certain events specified by regulations or by the Board of Directors at any time, but without prejudice to the employee's right to compensation or benefits under the employment agreements. The employment agreements are terminable by the employee upon 90 days written notice to the Association. Each of the employment agreements provides for payment to the employee of 299% of base amount of compensation as defined by the Internal Revenue Code in the event there is a change in control of the Association, where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. If an event triggering the change in control provision under such agreements occurred at March 31, 1996, the amounts payable to Messrs. Valentine, Mulhern and Calabrese would have been approximately $751,000, $601,000 and $261,000, respectively. The agreements also provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. At its February 22, 1996 meeting, the Compensation

Committee determined that each of Messrs. Valentine, Mulhern and Calabrese had met the requirements and standards of the Compensation Committee relative to executive officer performance and as such the employment agreement of each was renewed for one additional year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company has not paid any cash compensation to its executive officers since its formation. All executive officers of the Company also currently hold positions with the Association and receive cash compensation from the Association. The function of administering the executive compensation policies of the Company and the Association is currently performed by the Compensation Committee of the Board of Directors of the Association. Messrs. Valentine and Mulhern are excluded from discussion and board deliberations regarding compensation paid to them as executive officers. For compensation of executive officers other than themselves, Messrs. Valentine and Mulhern make recommendations to the Compensation Committee of the Board for the compensation of all executive officers of the Association. In this process, the officers are evaluated as to their performance during the year and compared to the Association's performance, thrift industry compensation surveys and comparable positions at other thrift institutions. The Compensation Committee of the Board generally follows management's recommendations. The Compensation Committee, all of whom are independent board members, determines the compensation for Messrs. Valentine and Mulhern.

     Base salaries and annual adjustments are determined by evaluating the responsibilities of the position held and the experience of the individual. Reference is also made to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions within the thrift and banking industry to ensure that base salaries approximate the average of comparable salary ranges. Adjustments also reflect the performance of the Association, the performance of the executive and any increased responsibilities assumed by the executive.

     Adopted in 1992 as a formal incentive compensation program for executive officers, the Management Incentive Compensation Plan focuses on return on assets and return on shareholders' equity as specific annual corporate goals that should lead to the creation of shareholder value. The plan provides for a bonus pool in an amount that is based on the Association's pretax return on assets for the plan year, as adjusted for nonrecurring items and extraordinary gains or losses not related to operations. Incentive compensation awards under this plan are based on the Association's achievement of predetermined goals relating to return on average equity and overall corporate performance and on the participants' achievement of goals relating to their individual contributions to the Association. Threshold, target and maximum goals for corporate performance are generally established at the beginning of each fiscal year. Participants, depending on their salary grade levels, can receive incentive compensation awards that vary between a maximum of 25% and 65% of a participant's aggregate base salary. Prior to amendment by the Compensation Committee during June, 1995, the maximum bonus amounts as a percentage of base salary had ranged from 20% through 50%. For fiscal 1996 bonuses were paid in an aggregate amount of $391,850 or 54.3% of the maximum bonus pool allowable based on the Association's adjusted pretax return on assets for the year.

     Because the Compensation Committee views Messrs. Valentine and Mulhern as having the greatest impact on corporate performance, the independent Board members have established a compensation philosophy of providing base pay and incentive compensation for the Association's top two executive officers reflective of the Association's superior financial performance relative to comparably situated thrifts. Compensation Committee members also expressed their philosophy that base salary and incentive compensation for Messrs. Valentine and Mulhern at levels near the top percentiles in thrift industry compensation surveys were contingent on satisfactory regulatory examinations relative to (i) safety and soundness, (ii) Community Reinvestment Act ("CRA") compliance and
(iii) regulatory compliance. For other than Messrs. Valentine and Mulhern, the Compensation Committee seeks to establish executive officer base salaries at a level commensurate with the Association's corporate performance, peer group competitors, and the individual officer's performance.

     Stock options have been included as key elements in the total executive officer compensation package for many years. Equity-based compensation provides a long-term link between the results achieved for shareholders and the rewards provided to key executive officers.

     Through the programs described above, a significant portion of the Association's executive compensation program is linked directly to individual and corporate performance and long-term stock price appreciation. The Compensation Committee continues to review all elements of executive compensation to insure that the total compensation program, and each element therein, meets the Association's business objectives and philosophy, as discussed above.

     In 1993, Section 162(m) was added to the Internal Revenue Code, the effect of which is to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to certain highly compensated executive officers of publicly held corporations, such as, in the Company's case, those executive officers identified in the "Summary Compensation Table." Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. While the current compensation of each of the Company's executive officers is well below the $1 million threshold, if certain executives exercise sufficient stock options, it could be possible for the executive's compensation to exceed $1 million.

     As a general rule, it will be the Stock Option Committee's policy to take into account tax and financial accounting considerations in connection with the granting of options or other forms of grants and awards under the Company's Stock Option and Incentive Plan. The Board of Directors through its Stock Option Committee (in the case of stock option grants and other awards to the Association's executive officers) does not expect that grants or awards will be made which would exceed the limit on deductibility.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The base salary of Mr. Valentine as the Chief Executive Officer was increased in fiscal year 1996 by 5.0% as a result of the Association exceeding targeted performance objectives and the Association's market share performance, as well as Mr. Valentine directing continued improvement and compliance in regulatory matters.

     Like other executive officers, Mr. Valentine participated in the Management Incentive Compensation Plan. Mr. Valentine, as well as President Mulhern, is eligible to receive up to 65% of base salary in short-term incentive compensation. Mr. Valentine received incentive compensation in fiscal year 1996 in an amount 5% less than 1995's incentive compensation award. Notwithstanding that the Association's corporate performance was strong, exceeding industry averages, Mr. Valentine's incentive compensation award was determined to correlate with the Association's diminished profitability from 1995 to 1996. The 5% reduction in the amount of 1996's incentive compensation awarded to Mr. Valentine compared to 1995's incentive compensation reward was generally carried out across the Association's officer and employee base eligible for incentive compensation awards under the Management Incentive Compensation Plan.

     In reviewing Mr. Valentine's performance as Chief Executive Officer and the justification for the Association to renew his employment agreement for an additional year, the Compensation Committee favorably considered Mr. Valentine's performance relative to the following factors (without, however, assigning any such factor a specific weight): the Association's corporate performance (return on assets and return on equity), the Company's stock price performance, the market share performance of the Association and the Association's compliance posture relative to safety and soundness and CRA/consumer compliance.

STOCK PERFORMANCE GRAPH

     The following graph shows the performance of Security First's stock (based on an assumed $100 investment) since April 1, 1991 in comparison to the Nasdaq Market Index and the Media General Savings and Loan Index.

                       FIVE-YEAR CUMULATIVE TOTAL RETURN
                   SECURITY FIRST CORP., NASDAQ MARKET INDEX
                      AND SAVINGS AND LOAN INDUSTRY INDEX

      MEASUREMENT PERIOD                                           SECURITY
    (FISCAL YEAR COVERED)        NASDAQ INDEX      S&L INDEX         FIRST
                                 ------------      ---------       --------

Measurement point -
4/1/91                              $ 100           $ 100           $ 100
3/31/92                               105             127             141
3/31/93                               118             182             282
3/31/94                               136             187             325
3/31/95                               145             212             416
3/31/96                               195             300             388

Assumes $100 invested on April 1, 1991.
Total return assumes reinvestment of dividends.

CERTAIN TRANSACTIONS

     The Association, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences. The Association's policy does not include the granting of unsecured personal loans to directors or executive officers. Real estate loans to officers, directors and employees have been made in the ordinary course of business and remain on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Association to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of the Association. At March 31, 1996, all loans made by the Association to directors, executive officers and members of their immediate families totalled $707,000 or 1.73% of the Company's consolidated shareholders' equity.

PROPOSAL II -- RATIFICATION OF ADOPTION OF 1996 STOCK OPTION AND INCENTIVE PLAN

     A 1996 Stock Option and Incentive Plan (the "Stock Option Plan") has been adopted by the Board of Directors of the Company, effective August 15, 1996, subject to ratification by stockholders at the Meeting.

Apart from the replenishing of shares, the Stock Option Plan is comparable in structure and purpose to plans adopted by the stockholders of a large number of public companies and is similar to the Company's 1987 Stock Option and Incentive Plan approved by stockholders at the 1988 Annual Meeting of Stockholders. As of June 7, 1996, awards covering a total of 487,909 shares of the 555,582 shares of Common Stock (adjusted for various stock splits) reserved for issuance under the 1987 Stock Option and Incentive Plan have been granted.

     Pursuant to the Stock Option Plan, 243,242 shares or 4.99% of the Company's Common Stock will be reserved for issuance under the Stock Option Plan from authorized but unissued shares. In addition, the Stock Option Plan will include the 67,673 shares previously authorized by shareholders which have not been granted under the Company's existing stock option plan; plus, the number of shares repurchased by the Company in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Company from the exercise of shares under the Stock Option Plan; plus, any shares surrendered to the Company in payment of the exercise price of options issued under the Stock Option Plan.

     The Board of Directors proposes that stockholders approve the new Stock Option Plan in order to increase the number of shares available for future grants of stock options. The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option and incentive plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest.

     Attached as Appendix A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), other securities and property and restricted stock. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

     Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Plan.

     The Stock Option Plan is administered by the Stock Option Committee of the Board of Directors of the Company. Directors Anderson, Rinaldi, Snow and Voinovich have been appointed as the present members of the Stock Option Committee. Pursuant to the terms of the Stock Option Plan, any director or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan which currently includes approximately 120 persons. In granting awards under the Stock Option Plan, the Stock Option Committee considers, among other things, position and years of service, value of the participant's services to the Company and its subsidiaries and the responsibilities of such individuals as employees, directors and officers of a public company.

STOCK OPTIONS

     The term of stock options will not exceed 15 years from the date of grant. The Committee may grant either "Incentive Stock Options" as defined under
Section 422 of the Code or stock options not intended to qualify as such ("Non-Qualified Stock Options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Committee, in the event that a participant terminates service (as defined in the Stock

Option Plan) to the Company, or one of its affiliates, for any reason other than termination for cause, an exercisable stock option will continue to be exercisable for three years but in no event after the expiration date of the option. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is terminated for cause.

     The exercise price for the purchase of shares subject to a stock option may not be less than 100% of the market value of the shares covered by the option on the date of grant. The exercise price may be paid in cash or shares of common stock or other awards, or a combination thereof.

STOCK APPRECIATION RIGHTS

     The Stock Option Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Stock Option Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

RESTRICTED STOCK

     The Stock Option Committee may grant restricted stock, subject to such restrictions as the Stock Option Committee may impose. The holder of restricted stock may have all of the rights of a stockholder, including the right to receive dividends and the right to vote the shares. Unless otherwise determined by the Stock Option Committee, all unvested shares of restricted stock shall be forfeited upon termination of service of the recipient.

     The Stock Option Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. Restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Stock Option Committee may deem appropriate.

PERFORMANCE AWARDS

     The Stock Option Committee may, in its full discretion, grant performance awards consisting of cash, stock, other securities or property to participants under the Stock Option Plan based on the achievement of certain performance goals during specified periods of time.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company whereby either the Company is not the continuing company or its outstanding shares are converted into or exchanged for different securities, cash or property, or any combination thereof, any participant to whom a stock option or SAR has been granted will have the right upon exercise of the option or SAR to an amount equal to the excess of the market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

     The restricted period with respect to an award of restricted stock will lapse, and the stock will become fully vested after a change in control of the Company. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of shares of the Company representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company, (ii) in connection with any tender or exchange offer (other than an offer by the Company), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who are

Directors of the Company cease to be a majority of the Board of Directors, or
(iii) stockholders of the Company approve a transaction pursuant to which the Company will cease to be an independent publicly-owned company or pursuant to which substantially all of its assets will be sold.

     In addition, unless the Stock Option Committee shall have provided otherwise, in the event of a tender or exchange offer (other than an offer made by the Company) or if the event specified in clause (iii) above occurs, all outstanding stock options and SARs not fully exercisable will become exercisable in full.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior approval of the stockholders, make any amendment which shall (i) change the aggregate number of shares with respect to which awards may be made under the Plan (except for adjustments upon changes in capitalization) or (ii) change the persons eligible to participate in the Plan; provided, further that no such amendment, suspension or termination of the Plan shall be permitted except in accordance with Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision.

FEDERAL INCOME TAX CONSEQUENCES

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) Holders of Restricted Stock will recognize ordinary income on the date that the Restricted Stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the Restricted Stock. Holders of Restricted Stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

(6) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

AWARDS UNDER THE STOCK OPTION PLAN

     No individuals have been granted awards, or are the intended recipients of awards, pursuant to the Stock Option Plan. On June 7, 1996, the average of the bid and asked price for the Company's Common Stock on the Nasdaq National Stock Market was $13.50 per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.

            PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has heretofore renewed the Company's arrangement for Deloitte & Touche LLP to be its auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's shareholders. A representative of Deloitte & Touche LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.

                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office, 1413 Golden Gate Boulevard, Mayfield Heights, Ohio 44124 no later than February 27, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Charles F. Valentine

                                          CHARLES F. VALENTINE
                                          Chairman of the Board and Chief
                                          Executive Officer

Mayfield Heights, Ohio
June 27, 1996

                                                                      APPENDIX A

                              SECURITY FIRST CORP.

                      1996 STOCK OPTION AND INCENTIVE PLAN

     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Corporation and its Affiliates.

     2. Definitions.  The following definitions are applicable to the Plan:

       "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined in Section 425(e) and (f), respectively, of the Code.

       "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or other property or securities, or any combination thereof, as provided in the Plan.

       "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

       "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

       "Code" -- means the Internal Revenue Code of 1986, as amended.

       "Committee" -- means the Committee referred to in Section 3 hereof.

       "Corporation" -- means Security First Corp., a Delaware corporation, and any successor thereto.

       "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

       "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422(b) of the Code.

       "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

       "Participant" -- means any director, advisory director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

       "Plan" -- means this 1996 Stock Option and Incentive Plan of the Corporation.

       "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

       "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5(c) hereof.

       "Right" -- means a Stock Appreciation Right.

       "Shares" -- means the shares of common stock of the Corporation.

       "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

       "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, as a director, advisory director, officer or employee of the Corporation or any of its Affiliates.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Corporation, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Corporation, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Shares Subject to Plan.

       (a) Subject to adjustment by the operation of Section 6, the maximum number of shares with respect to which Awards may be made under the Plan is 243,242 shares plus (i) 67,673 shares authorized but unissued under prior Corporation stock option plans; plus (ii) the number of shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Shares under the Plan; plus (iii) any Shares surrendered to the Corporation in payment of the exercise price of Options issued under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

       (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 50,000 Shares, subject to adjustment as provided in Section 6.

     5. Awards.

       (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

           (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

           (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 15 years.

           (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

           (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

           (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for three years following such Termination of Service. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

       (b) Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

       (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

           (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

           (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon Termination of Service during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

       (d) Performance Awards. The Committee is hereby authorized to grant performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation,

Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance Award granted and the amount of any payment or transfer to be made pursuant to any performance Award shall be determined by the Committee.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award.

     7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the Award Agreement, any restricted period with respect to Restricted Stock awarded to such Participant shall lapse and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Stock Appreciation Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

     9. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, except an Award may be transferred by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members if the Committee so specifies in the Award Agreement. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9 a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

     12. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

     13. Amendment or Termination.

       (a) The Board of Directors of the Corporation may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Corporation, in its discretion, determines to seek such shareholder approval.

       (b) Except with respect to Awards granted pursuant to Section 5(e) of the Plan, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

     14. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, and the approval of the Plan by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years unless sooner terminated under Section 13 hereof.

                                   SECURITY FIRST CORP.

                   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             FOR JULY 25, 1996 ANNUAL MEETING
              The undersigned hereby appoints the Board of Directors of Security First Corp., with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of Common Stock of Security First Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on July 25, 1996, at 2:00 P.M., and at any and all adjournments thereof, as follows:
          1. THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED BELOW FOR TERMS OF THREE YEARS:
                                           / /  FOR   / /  VOTE WITHHELD
          (Instruction: to withhold your vote for any individual nominee, strike a line in the nominee's name in the list below.)

          Nicholas E. Rinaldi            Paul V. Voinovich    Louis J. Sorboro

          2. RATIFICATION OF THE ADOPTION OF THE 1996 STOCK OPTION AND INCENTIVE
          PLAN.                            / / FOR    / / AGAINST    / / ABSTAIN

          3. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.
                                           / / FOR    / / AGAINST    / / ABSTAIN
          In their discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.
          The Board of Directors recommends a vote "FOR" the listed propositions.
              Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the Shareholder's decision to terminate this Proxy, then the power of such attorney and proxy shall be deemed terminated and of no further force and effect.

                             (Continued, and to be signed, on the reverse side.)

                         (Continued from reverse side.)

            The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report.

                                                    Dated            1996

                                                    ----------------------------
                                                     PRINT NAME OF SHAREHOLDER

                                                    ----------------------------
                                                      SIGNATURE OF SHAREHOLDER

                                                    ----------------------------
                                                     PRINT NAME OF SHAREHOLDER

                                                    ----------------------------
                                                      SIGNATURE OF SHAREHOLDER
                                                    Please sign exactly as your
                                                    name appears above on this
                                                    card. When signing as
                                                    attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please give your
                                                    full title. If shares are
                                                    held jointly, each holder
                                                    should sign.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
- - --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS
PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY
IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- - --------------------------------------------------------------------------------
    R
    E
    V
    O
    C
    A
    B
    L
    E
    P
    R
    O
    X
    Y